Exhibit 99.1
Investor Presentation KBW 2008 Regional Banking Conference February 27, 2008

Who We Are Main Sub: Rockland Trust Market: S.E. Massachusetts Loans: $2.0 B Deposits: $2.0 B $AUM: $1.3 B Market Cap: $0.4 B NASDAQ: INDB

Key Messages Completing our repositioning for superior risk/returns Growth reemerging in priority businesses We're more than a traditional, community bank Business platform in excellent shape and leverageable Extending our strong local market presence Extraordinary levels of customer loyalty and satisfaction - where each relationship matters Well-positioned to capitalize on exciting regional developments

61 Branches* 5 Mortgage Banking Centers 9 Commercial Banking Centers 3 Investment Management Centers Business generation extends beyond S.E. Mass. footprint Company Footprint * Proforma to include the pending acquisition of Slade's Ferry Bancorp

Source: SNL Financial Fastest Growing Region In The State MA Plymouth County Barnstable County Bristol County A 0.0192 B 0.0492 C 0.0222 D 0.0202 MA Plymouth County Barnstable County Bristol County A 66.046 B 73.061 C 61.707 C 55.371 Attractive Demographics Projected Population Growth 2007 - 2012 Median HH Income ($ Thou.) 2007

Economic Stimuli and Growth From: Major commuter rail expansion Potential gaming site: 1st in state High % of undeveloped land Steady migration into Cape Cod National retailers expanding into the region INDB Well-Positioned To Capitalize Exciting Regional Developments

Rail Lines Existing Opened November 2007 Proposed Highway Rt. 44 Expansion Potential Gaming Site Growth Market Infrastructure

Acquisition of Slade's Ferry Bancorp (SFBC) Strategic Rationale Contiguous market expansion in S.E. Mass. - State's fastest growing region Significant share improvement in vital Providence - New Bedford corridor (23rd to 8th) Adding a solid loan and deposit base Ability to further penetrate SFBC customer base with INDB's deeper product set Accretive transaction - Q1 '08 close expected

INDB/SFBC Footprint INDB: 52 Branches SFBC: 9 Branches SFBC 12/31/07 ($MM) Deposits: $390 Loans: $458 Equity: $ 52

Bringing INDB's Deeper Product Set to SFBC's Customer Base Consumer Commercial Wealth Management Home Equity Deposit Services Marketing Programs Commercial Banking New Market Tax Credit Program IRS Sec. 1031 Services (Compass Exchange) Investment Management & Trust AUM: $1B+ 3 Inv. Centers SFBC Customers

$158mm Assets $137mm Deposits 4 Branches IRS Sec. 1031 Like-Kind Exchange Services $200mm AUM $336mm Deposits $135mm Loans 16 Branches Deal Value: $40mm 12% Dep. Premium Deal Value: $37mm 12% Dep. Premium Deal Value: N/A Cash Deal w/ Earn-Out Deal Value: N/A Cash Deal w/ Earn-Out Disciplined Acquisitions Fleet Divest. Aug '00 Falmouth Bancorp Jul '04 Compass Exchange Jan '07 O'Connell Investments Nov '07 All Acquisitions Immediately Accretive Building Franchise Value

Intense competitive pricing Housing market pressures Credit markets in disarray Challenging yield curve Negative investor psychology Prevailing Environment - Tough One For Sure

Sitting still is not an option Sharpen the pencil on risk/returns Feed our strengths Will not reach for earnings ... retained credit discipline Employ capital judiciously Hit the ground running when conditions improve Current Tough Environment - Our Response

Reduce below-hurdle assets Grow competitively-advantaged loan businesses Grow fee-based activities, esp. wealth management Improve funding mix Capitalize on New Market Tax Credit Program Manage expenses tightly ... fund growth initiatives Selectively consider value-added acquisitions Return excess capital to shareholders Repositioning for Superior Long-Term Performance Current Tough Environment - Our Gameplan

Asset Class Securities Residential Mortgages Indirect Auto Commercial Loans Home Equity Emphasis Repositioning the Balance Sheet

Improved Earning Asset and Funding Mix Improvement / Sustenance of Interest Margin Freeing-Up of Capital Improvement in Expected Returns Sacrifice of Near-Term Earnings Repositioning the Balance Sheet - Net Result

2005 2006 2007 717 517 507 Securities Residential R.E. Loans Auto Loans 29% $ Mil 2005 2006 2007 442 398 341 23% 2005 2006 2007 263 207 156 41% Shedding Non-Relationship Assets Reducing Below - Hurdle Assets

2005 2006 2007 252 277 309 Commercial Commercial R.E. Strong Pipeline Adding Experienced Lenders Highly Diversified New Market Tax Credit Program Home Equity 2005 2006 2007 824 860 931 Generates New Customers High Credit Standards 13% 23% $ Mil Loans 26% 2005 2006 2007 206 234 260 $51 $60 $70 Business Banking Lending Businesses - Areas of Emphasis

Home Eq/Oth. Consumer Loans Consumer-Resi's & Auto Loans Securities & ST Investments Commercial Loans 0.11 0.25 0.28 0.36 Home Eq./Oth. Consumer Loans Consumer - Resi's & Auto Loans Securities & ST Investments Commercial Loans 0.14 0.19 0.2 0.47 2005 $2.8 B 2007 $2.6 B More Attractive Earning Asset Mix Shift In Composition Expected to Continue Repositioning the Balance Sheet

2005 2006 2007 588 494 504 FHLB Borrowings Significantly Reduced Refinancing of Trust Preferred will save $1mm / year 14% Borrowings ($ Mil) % of Assets 2005 2006 2007 0.19 0.17 0.18 Improved Funding Mix - Lower Wholesale Borrowings

$2.0 B Savings/ Now C/D's Money Market Demand Deposits 0.29 0.26 0.22 0.23 TOTAL DEPOSITS 2007 $2.0 B AVG. COST - TOTAL DEP: 2.12% Very Focused On Containing Deposit Costs Improved Funding Mix - Lower Cost Deposits

2006 2007 2.19 2.13 2006 2007 33.1 30.1 2005 2006 2007 2.8 2.6 2.6 7% 3% 9% Earning Assets ($ Bil) Net Operating Results Earnings ($Mil) Earnings per Share ($) Recent Earnings Trends Reflect Shrinking of the Balance Sheet Sacrificing Short-Term Earnings for Superior Long Term Performance Repositioning the Balance Sheet

Net Interest Margin Holding Up Despite Difficult Conditions

2005 2006 2007 26.5 28.5 32.1 2005 2006 2007 0.2 0.22 0.25 *Excluding Securities G/L's in 2005 and 2006 and BOLI Benefit Proceeds in 2006 20% % of Operating Revenues Operating Non-Interest Income* ($ Mil) Fee Based Revenues - Steady and Growing Source

Q4 '05 1,342 Q4 '06 1,528 Q3 '07 1,786 Q4 '07 2,500 680 816 1106 1289 2005 2006 2007 5.3 6.1 8.1 53% Assets Under Management ($ Mil) Wealth Mgmt. Revenue ($ Mil) Wealth Management - Strategic Priority Natural Fit with Client Base Change in Retail Origination Model Paying Off Recent O'Connell Acquisition Extends Reach 63% # of Accounts Fee Based Revenues - Steady and Growing Source

New Market Tax Credit Program Federal program incenting community business lending Awards tax credits to selected institutions Tax credits extend over multi-year period INDB: has the only Mass. bank sub to receive award in '06

Dec '06 0.25% Dec '07 0.30% Net Charge Offs ($ Mil) NPA's ($ Mil) NPA % Loss Rate 30% + of chargeoffs from a shrinking auto loan portfolio Strong Asset Quality 2006 11bp 2007 16bp

Dec '06 Dec '07 Reserves / Non-Performing Loans Reserves / Loans Dec '06 Dec '07 Strong Loan Loss Reserves

Mortgage Lending - High Credit Standards

Q4 '05 Q4 '06 Q4 '07 0.0771 0.0805 0.0802 Tangible % Tier 1 Leverage % Q4 '05 Q4 '06 Q4 '07 0.057 0.063 0.059 ------------------------ Since YE '05 ----------------------- Repurchased 1.8 million shares = 12% of total shares Strong Capital - Returning Excess to Shareholders

Balance Sheet Growth Expected to Resume in 2008 Fee-Based Revenues Growing Nicely Net Interest Margin Maintaining Strength Excellent Shape Creditwise Accretive Deals Being Implemented Adding Talent in the Right Places Creative Info-Based Sales/Marketing Programs Underway Regional Growth Dynamics Gaining Traction Management Excited and Determined to Perform Better Positioned for the Turn

Statements contained in this presentation that are not historical facts are "forward- looking statements" that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. NASDAQ Ticker: INDB www.rocklandtrust.com Denis Sheahan - CFO Shareholder Relations: Jennifer Kingston (781) 878-6100